SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2002

CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-64594 (Commission File Number)	13-4182182 (IRS Employer Identification No.)

85 Broad Street, New York, New York (Address of Principal Executive Offices)		10004 (Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

             The following exhibits are filed herewith:

Exhibit Number	Description

5.1	Opinion of Sullivan & Cromwell with respect to Legality.

23.1	Consent of Sullivan & Cromwell (included in Exhibit 5.1).

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION

Date: April 26, 2002	By:	/s/ Ted Moscoso

	Name: Title:	Ted Moscoso Vice President and Assistant Secretary

2